Exhibit 99.2

Company Presentation - January 2019 Rhythm Pharmaceuticals: Targeting upstream MC4R pathway defects to transform the care of genetic obesity

Forward Looking Statements This presentation contains certain statements that are forward-looking within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and that involve risks and uncertainties, including statements regarding Rhythm's expectations for 2019 and 2020, anticipated timing for enrollment, design and completion of clinical trials, the timing for filing of an NDA, the release of results of clinical trials, expectations regarding the use of cash, and Rhythm’s strategy, prospects and plans. Statements using word such as "expect", "anticipate", "believe", "may", "will" and similar terms are also forward looking statements. Such statements are subject to numerous risks and uncertainties, including but not limited to, our ability to enroll patients in clinical trials, the outcome of clinical trials, the impact of competition, the ability to achieve or obtain necessary regulatory approvals, risks associated with data analysis and reporting, our expenses, and other risks as may be detailed from time to time in our Annual Reports on Form 10-K and quarterly reports on Form 10-Q and other reports we file with the Securities and Exchange Commission. Except as required by law, we undertake no obligations to make any revisions to the forward-looking statements contained in this presentation or to update them to reflect events or circumstances occurring after the date of this presentation, whether as a result of new information, future developments or otherwise.

Transforming the Care of Patients with Genetic Obesity The MC4R pathway is the key pathway regulating weight and hunger. Genetic defects in the MC4R pathway cause insatiable hunger, leading to severe and early-onset obesity There are currently no effective or approved treatments for people living with rare MC4R pathway disorders Potential First-in-Class Therapy Setmelanotide is an MC4R agonist designed to rescue the pathway from genetic defects that occur upstream of MC4R receptor: Dramatic reductions in weight and hunger observed in four rare MC4R pathway disorders: Awarded FDA Breakthrough Therapy and EMA PRIME designations Pivotal Phase 3 trials ongoing in all four indications Phase 2 development ongoing in two additional MC4R-pathway disorders: Preliminary efficacy demonstrated in heterozygous and epigenetic disorders of MC4R-pathway Multiple Avenues to Accelerate Growth GO-ID Genotyping Study and TEMPO Registry: Enable clinical study enrollment, patient identification and exploration of new genetic variants tied to MC4R loss of function Rhythm Basket Study: Facilitates rapid enrollment and exploration of setmelanotide’s potential in patients with new genetic targets or syndromes tied to the MC4R pathway Pipeline Expansion: Leverage Rhythm expertise to treat additional rare genetic obesity disorders

Meet Katy: Living with an MC4R Pathway Disorder “It causes extreme unrelenting hunger and excessive eating. As a child the fridge and food was controlled massively but nobody could understand that I was desperately hungry and just wanted to stop that feeling.” INFANCY: “Normal” weight at birth, but begins to rapidly gain weight at 9 weeks 4 years: Diagnosed with POMC Heterozygous Deficiency Obesity CHILDHOOD: Self-isolation and missed school days Asthmatic, increased pain and pressure on her knees make play and PE difficult ADOLESCENCE: Put on anti-depresseants Numbness and agonizing back pain Abnormal pubertal development 23 years (current): Sleep apnea; some cardiac issues; insulin resistance. Cracked and bleeding skin Genetic Disorders of Obesity Impact Every Aspect of Daily Life 23 years, 450 pounds 11 years, 231 pounds 3 years

Genetic Defects in the MC4R Pathway Cause Insatiable Hunger and Obesity

Setmelanotide Rescues the Impaired MC4R Pathway



MC4R pathway genes
XXXX
XXXX
XXXX
XXXX
Bardet-Biedl syndrome
BBSx
POMC deficiency
PCSK1
POMC
Homozygous, compound heterozygous, heterozygous, epigenetic dysfunction
LEPR deficiency
LEPR
Alström syndrome
ALMS1
XXXX
XXXX
XXXX
XXXX
Upstream
Downstream
Setmelanotide
MSH
MC4R
Activation
MC4R Expressing Neuron
Appetite
Energy Expenditure
Weight Loss
XXXX Genetic targets currently under investigation
XXXX Genetic targets identified for future investigation
XXXX Other potentially relevant gene targets

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Setmelanotide: Potential First-in-Class Replacement Therapy for MC4R Pathway Disorders

Setmelanotide: 8 amino acid peptide with high potency (EC50 0.27nM) Administered by once daily subcutaneous injection Retains the specificity and functionality of the naturally-occurring hormone Once-weekly formulation in clinical development Developed in partnership with Camurus Terminal half-life ~123 hours Previous clinical trials with approximately 300 obese patients demonstrated statistically significant weight loss and favorable tolerability profile IP: Composition of matter in all major markets US patent, with possible Hatch-Waxman extension, to 2032 Highly competitive cost of goods sold Overview of Setmelanotide Potent first-in-class MC4R agonist * NOAEL: No-observed-effect-level

Basket Study: Foundation for Achieving POC in MC4R Pathway Disorders Indications enrolled in Phase 2: POC Achieved, Phase 3 initiated: POMC, LEPR, BBS & Alström Syndrome Pre-POC, Phase 2 ongoing: MC4R pathway heterozygous obesity, POMC epigenetic obesity New Indications: Additional genetic targets upstream of MC4 receptor Close coordination with GO-ID Genotyping Study: Patients with genetic mutations identified from GO-ID study eligible to enroll in basket study Phase 2 Basket Study Designed to facilitate rapid progress to proof of concept (POC) in potential new indications for setmelanotide If significant weight loss and acceptable safety and tolerability is demonstrated 3 month proof-of-concept study phase: Weight loss, hunger and other metabolic parameters are measured 1 year open-label, single-arm, proof of concept extension studies

1.5 mg 1.5 mg 1.5 mg 1.0 POMC and LEPR Phase 2 Studies: Patients #1 * Figures represent cumulative weight lost in kgs Not all patients had similar responses (1) Kühnen, et. al, Proopiomelanocortin Deficiency Treated with a Melanocortin-4 Receptor Agonist. N Engl J Med. July 2016 . Yellow vertical bars represent intervals with dose withdrawal or modifications (2) Biebermann, et al. MC4R Agonism Promotes Durable Weight Loss in Patients with Leptin Receptor Deficiency. Nat Med. 2018 May 7. 20 yr old female Starting Weight = 155.0 kg Starting BMI = 49.8 kg/m2 POMC Patient #1(1) 23 yr old male – LEPR Mutation Starting Weight = 130.6 kg Starting BMI = 39.9 kg/m2 LEPR Patient #1(2) -66.5 kg* -42.9% 0.5 1.0 1.5 mg -29.0 kg* -22.2% Weight Change (kg) Hunger Score (0-10 points) 0 1 2 3 4 5 6 7 8 9 10 -30 -25 -20 -15 -10 -5 0 0 5 10 15 20 25 30 35 40 45 50 0 1 2 3 4 5 6 7 8 9 10 -80 -70 -60 -50 -40 -30 -20 -10 0 0 10 20 30 40 50 60 70 80 90 100 110 120

Weight Change (kg) Hunger Score (0-10 points) BBS and Alström Syndrome Phase 2 Studies: Patients #1 * Figures represent cumulative weight lost in kgs Not all patients had similar responses (1) Haws et al. Effect of the Melanocortin-4 Receptor Agonist Setmelanotide on Obesity and Hyperphagia in Individuals Affected by Bardet-Biedl Syndrome. ESPE 2018, Sept. 28, 2018. (2) Han et al. Effect of Setmelanotide (MC4R Agonist) on Obesity and Hunger in Individuals With Alström Syndrome. ObesityWeek 2018, November 15, 2018. (3) From week 49 onwards, the dose was lowered to 0.5 mg five times a week 25 yr old male - BBS1 Mutation Starting Weight = 147.5 kg Starting BMI = 44 kg/m2 BBS Patient #1(1) 2.5 mg 1.0 mg 1.5 mg 2.0 mg -37.7 kg* -26% 12 yr old male Starting Weight = 78.6 kg Starting BMI = 27.8 kg/m2 AS Patient #1(2) 2.0 mg 1.5 mg 0.5 mg(3) 0.5 mg 1.0 mg 1.5 mg -16.4 kg* 21% 0 1 2 3 4 5 6 7 8 9 10 -20 -15 -10 -5 0 0 6 12 18 24 30 36 42 48 54 0 1 2 3 4 5 6 7 8 9 10 -40 -35 -30 -25 -20 -15 -10 -5 0 0 6 12 18 24 30 36 42 48 54 60 66 72

Phase 2 BBS and Alström Results1 Support Advancement to Phase 3 (1) Haws RM et al. Effect of the Melanocortin-4 Receptor Agonist Setmelanotide on Obesity and Hyperphagia in Individuals Affected by Bardet-Biedl Syndrome. ESPE 2018. Abstract RFC6.3. Updated data for pts. 6 & 7 announced by Rhythm in January 2019. Variant Sex Age, years Treatment, weeks Weight Change Hunger Score Reduction Patient 1 BBS1 Male 25 65 -26% (-37.7 kg) 44% Patient 2 BBS2 Female 61 55 -15% (-14.5 kg) 86% Patient 3 BBS10 Female 16 64 -24% (-29.1 kg) N/A Patient 4 BBS12 Female 17 50 -24% (-23.1 kg) 83% Patient 6 BBS5 Female 16 47 -11.2% (-13.7 kg) 66% Patient 7 BBS4 Female 14 41 -15.5% (-13.7 kg) 21% 6 of 9 BBS patients achieved clinically significant weight loss of >10% change from baseline Patients 6 and 7: Updated data (Jan. 2019) demonstrate longer-term weight loss and hunger score reductions 3 patients discontinued treatment Patient 5 (pediatric patient with BBS1 variant and type 1 diabetes) experienced 53.3% reduction in hunger and reduction in hemoglobin A1c (10.1% to 7.6%) before withdrawing Two patients (one non-genetically confirmed) withdrew due to lack of weight loss

Additional Indications in Phase 2 Basket Study Heterozygous and Epigenetic Obesity Disorders Focus on most debilitated patients MC4R pathway heterozygous deficiency: one loss of function allele POMC epigenetic disorders: disease caused by DNA modifications that can change gene expression without altering DNA Initial preliminary data as of June 2018: MC4R pathway heterozygous deficiency: positive initial weight and hunger responses in two evaluable patients POMC epigenetic disorders: positive initial weight and hunger response in one evaluable epigenetic patient Updated interim data expected in first quarter of 2019 Plan to continue enrolling additional patients, in order to better identify those likely to benefit from setmelanotide and inform next steps

Setmelanotide has been evaluated in over 300 obese subjects Setmelanotide has been generally well-tolerated Most AEs are mild and non-mechanism based: Mild injection site reactions Darkening of skin (tanning) and skin lesions, mediated by the closely related MC1 receptor (the natural “tanning” receptor) Discontinuations are rare; no increase in CV parameters Setmelanotide Has Been Generally Well-Tolerated Safety and Tolerability

Ongoing Pivotal Phase 3 Trials in POMC, LEPR and BBS/Alström All pivotal trials share a common design: Patients aged > 6 ~1-year trial duration, with long-term extension Dosage: Daily subcutaneous injection 1o endpoint: categorical analysis of responders(1) Key 2o endpoints include mean weight loss and hunger measures Supplemental patients enrolling beyond pivotal cohorts to generate additional data POMC and LEPR Phase 3 Trials Pivotal cohorts (n~10) fully enrolled for each trial Top-line data from both trials expected in 3Q19 BBS/Alström Combined Phase 3 Trial Pivotal cohort (n~30), with at least 20 BBS patients and 6 Alström patients 14-week placebo-controlled period, followed by completion of active open-label treatment for total duration of ~52 weeks Completion of pivotal enrollment expected in 2H19 (1) Percentage of patients who have at least a 10% reduction in body weight at approximately one year.

Building a Community for the Treatment of Rare Genetic Disorders of Obesity

Epidemiology Suggests Significant Market Opportunity

POMC & LEPR Deficiency Obesity:
Non-Syndromic Disorders



Patients diagnosed after genetic screening.

BBS and Alström Syndrome:
Syndromic Disorders



Patients often known to the medical system.
E.g: Over 450 BBS patients enrolled in CRIBBS registry

CLINICAL EPIDEMIOLOGY

Up to 5,000 patients in U.S.[1]



POMC: 100-500* **LEPR:** 500-2,000* **BBS:** 1,500-2,500* **Alström:** 500-1,000 (worldwide)

GENETIC EPIDEMIOLOGY[2]

~13,000 individuals in the U.S. with **POMC** or **LEPR** -- a **five-fold increase** over the clinical epidemiology estimate.

* The patient numbers above are based on company estimates
(1) Rhythm believes that the addressable patient population in Europe is at least as large as in the U.S.
(2) Ayers et al. Melanocortin-4 Receptor Pathway Dysfunction in Obesity: Patient Stratification Aimed at MC4R Agonist Treatment. *J Clin Endocrinol Metab.* 2018 May 2. doi: 10.1210/jc.2018-00258. JCEM citation

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rhythm

Rhythm-Sponsored Initiatives to Expand Addressable Patient Population Identifies individuals with rare genetic disorders of obesity who may be eligible for further study and treatment with setmelanotide . Rhythm-Sponsored Phase 2 Basket Study Designed to facilitate rapid progress to proof of concept in potential new indications for setmelanotide Commitment to understanding the ongoing impact and burden of disease on patients and their caregivers TRACING THE EFFECT OF THE MC4R PATHWAY IN OBESITY

GO-ID Genotyping Initiative Genotyping study of individuals with obesity >2 years of age Identifies individuals with rare genetic disorders of obesity who may be eligible for further study and treatment with setmelanotide . Recruitment via outreach to HCPs caring for patients with severe obesity Expected enrollment of > 9,000 patients from more than 140 centers worldwide Individuals identified with mutations in MC4R pathway genes may be enroll in future clinical trials, observational trials, or TEMPO registry Goal: Increase the frequency of genetic testing and shift practice patterns among treating physicians Genotyping panel includes over 100 genes associated with genetic obesity

Community Building Through the TEMPO Registry

TEMPO

TRACING THE EFFECT OF THE MC4R PATHWAY IN OBESITY

- Commitment to understanding the ongoing impact and burden of disease on patients and their caregivers
  - Facilitates enhanced understanding of these conditions in the medical community
  - Builds upon ongoing collaborations with existing patient registries (e.g., CRIBBS for BBS)
- Target enrollment of ~1,000 patients
- Genetic screening through GO-ID
- Potential enrollment in Basket study

TEMPO is for individuals with specific variants in the MC4R pathway genes, that include at least one of the following:


POMC
PCSK1
RPS6KA3
SH2B1
LEPR
AFF4
NTRK2
PMCH
ALMS1
BBS 1-20
RAI1
PROK2
RAB23
CPE
GNAS
MC4R Pathway Hets
BDNF
HTR2C
INPP5E
THRB
SRC1
IRS2
KSR2
MRAP2
LEP
MAGEL2
SIM1
NHLH2
MC3R
MC4R

19

rhythm

Rhythm Achieved Key Milestones in 2018 Completed enrollment in POMC & LEPR Phase 3 trials Announced updated positive Phase 2 BBS & Alström results Breakthrough Therapy and EMA Prime designation expanded to include BBS & Alström Enrolled first patient in pivotal Phase 3 study in BBS & Alström Advanced Phase 2 trials of MC4R pathway heterozygous deficiency and epigenetic disorders Launched TEMPO registry to gather information about people affected by rare genetic disorders of obesity In-licensed RM-853, potential therapy for Prader-Willi Completed follow-on offering, extending expected cash runway to second half of 2020

Rhythm Expects Significant Growth in 2019 and 2020 1Q19 Updated interim data for MC4R pathway heterozygous and epigenetic obesity disorders 3Q19 Topline data from both POMC and LEPR Phase 3 studies 4Q19-1Q20 Initial NDA submission filings for setmelanotide in POMC and LEPR 2H19 Complete pivotal enrollment in BBS and Alström Phase 3 study 2019 Update on ongoing efforts to increase patient identification 2019 Expand Phase 2 basket studies into additional MC4R pathway disorders 2020 Topline data from BBS and Alström Phase 3 study

Living with the Insatiable Hunger and Obesity that Characterize BBS “As our daughter Lucy grows older, the weight obstacle of BBS looms more ominously before us, hindering much of what we do. Lucy measures most of her activities and much of her happiness around when her next meal is, what food is available where, and it is an overwhelming task to help her take control. Weight affects so much in her life and we are working so hard to fight to give her a more fulfilling life without the confines that obesity presents.” -Shawni, mother to Lucy, a child living with BBS

Appendix

Indication PRE-CLINICAL PHASE 1 PHASE 2 PHASE 3 SETMELANOTIDE POMC Deficiency Obesity LEPR Deficiency Obesity Bardet-Biedl Syndrome Alström Syndrome POMC & Other MC4R Pathway Heterozygous Deficiency Obesities POMC Epigenetic Disorders RM-853 (GHRELIN O-ACYLTRANSFERASE INHIBITOR) Prader-Willi Syndrome Rhythm Pipeline Rhythm is currently assessing opportunities to further evaluate setmelanotide in PWS and plans to pursue these in parallel with the development of RM-853.

Setmelanotide 3 mg Placebo Double-blind treatment (Period 1) 14 weeks Dose titration Phase (2 weeks) Long-Term Extension Phase Screening 2-3 weeks Week 0 Primary endpoint assessed Extension study Week 52 38 weeks Setmelanotide 3 mg Open-label treatment (Period 2) Week 14 14 weeks Setmelanotide 3 mg Open-label treatment (Period 3) Bardet Biedl & Alström Syndrome: Phase 3 Study Design Primary Endpoint: Percentage of patients (12 years of age and older at Week 0) who have at least a 10% reduction in body weight at Week 52

Phase 3 Study Update Protocol Final comments from FDA have been incorporated Study enrollment milestones First patient with BBS enrolled Study enrollment goals Enrollment minimum: 20 BBS patients 6 Alström Syndrome patients Centers of excellence Marshfield Clinic Health System Bob Haws, MD University College London Great Ormand Street Institute of Child Health Phil Beales, MD Confirmed Countries United States, United Kingdom, Canada, Netherlands, Spain

RM-853: Potent, Orally Available GOAT Inhibitor for PWS GOAT is key enzyme involved in producing active ghrelin Blocking GOAT results in: Lower levels of active ghrelin, and Increased levels of DAG, a ghrelin precursor believed to have independent beneficial effects In preclinical studies with high fat-fed mice, RM-853 prevented body weight gain and reduced fat mass, with favorable PK, PD and safety profile Development plan complements and expands ongoing efforts RM-853 IND filing expected Q1 2020 Still planning to evaluate setmelanotide in PWS, in parallel with development of RM-853 Future Phase 2 trial of setmelanotide may evaluate longer durations of treatment, higher doses, younger patients and operational limitations of prior trial Given setmelanotide and RM-853’s distinct mechanisms of action, will explore opportunities to evaluate in combination, as there may be complementary effects Ghrelin is tightly correlated with hunger signals throughout the day People with PWS have higher ghrelin levels

Cash expected to be sufficient to Fund Operations into 2H ‘20 SHARES OUTSTANDING as of 9/30/2018 34,382,525 (basic) 36,857,315 million (fully-diluted) $ 272.4 million CASH, CASH EQUIVALENTS AND SHORT TERM INVESTMENTS as of 9/30/2018 Raised $163M in net proceeds in June 2018 follow-on offering

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